SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

            Pre-Effective Amendment No.
                                        -----

            Post-Effective Amendment No. 32
                                        -----

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

            Amendment No. 33
                         ----

                        (Check appropriate box or boxes.)

TOUCHSTONE FUNDS GROUP TRUST FILE NOS. 33-70958 and 811-8104
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(Exact name of Registrant as Specified in Charter)

303 Broadway, Suite 1100, Cincinnati, Ohio  45202
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(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 362-8000
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Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202
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(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

|_|   immediately upon filing pursuant to paragraph (b)
|_|   on May 11, 2007 pursuant to paragraph (b)
|X|   60 days after filing pursuant to paragraph (a)(1)
|_|   on (date) pursuant to paragraph (a)(1)
|_|   75 days after filing pursuant to paragraph (a)(2)
|_|   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                   JULY 20, 2007
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TOUCHSTONE
INVESTMENTS

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                                   PROSPECTUS

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TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

Touchstone (R) InvestmentS

The Securities and Exchange Commission has not approved the Fund's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Dual Classes of Shares are offered in this Prospectus.

                                                                   JULY 20, 2007

PROSPECTUS

TOUCHSTONE INVESTMENTS

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

The Small Cap Value Opportunities Fund (formerly the Constellation Small Cap Value Opportunities Fund) (the "Fund"), is a series of Touchstone Funds Group Trust (the "Trust") (formerly Constellation Funds), a group of bond and equity mutual funds. The Trust is part of the Touchstone(R) Funds that also includes Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Constellation Institutional Portfolios, a group of institutional equity mutual funds (the "Touchstone Funds"). Each Touchstone Fund has a different investment goal and risk level. For further information about the Touchstone Funds, contact Touchstone at 1.800.543.0407.

The Fund is managed by Touchstone Advisors, Inc. ("Touchstone Advisors"). Touchstone Advisors selects a sub-advisor(s) (each a "Sub-Advisor," collectively the "Sub-Advisors") to manage the Fund's investments on a daily basis.

TABLE OF CONTENTS                                                           PAGE
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Small Cap Value Opportunities Fund............................................ 3
Investment Strategies and Risks............................................... 8
The Fund's Management.........................................................10
Choosing a Class of Shares....................................................13
Distribution Arrangements.....................................................16
Investing With Touchstone.....................................................17
Distributions and Taxes.......................................................28
Financial Highlights..........................................................30
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                                       2

SMALL CAP VALUE OPPORTUNITIES FUND

THE FUND'S INVESTMENT GOAL Investment Objective - Long-term capital growth

Investment Focus - Common stocks of small capitalization companies

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisors, Turner Investment Partners, Inc. ("TIP"), Diamond Hill Capital Management, Inc. ("Diamond Hill") and James Investment Research, Inc. ("JIR"), believe have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of June 30, 2007, the Russell 2000 Value Index included companies with capitalizations between $__ million and $__ billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas.

TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Diamond Hill's investment process is designed to identify well managed companies whose market prices are at a discount to the intrinsic value of the business. Diamond Hill employs a two part process to select securities. It performs fundamental research to find companies that it believes have solid growth prospects. Diamond Hill also uses a proprietary valuation model to build an intrinsic value for each company under consideration. As part of fundamental research, Diamond Hill may evaluate a company's corporate and financial history and strength of management. It may also analyze the company's relative pricing power, long term cash flow, return on equity and other financial metrics. Diamond Hill may sell a security if it fully appreciates to its estimate of intrinsic value, if it believes that the company's fundamentals are deteriorating or if it identifies a more attractive investment opportunity.

JIR employs a conservative value philosophy to the management of its investment portfolios. JIR will invest in common stocks of small capitalization companies with a market cap of $1.5 billion or less at the time of purchase. JIR does much of its research using quantitative databases and statistical expertise. It uses a number of elements to help predict future stock and bond price movements. JIR uses a proprietary investment model to select stocks for the Funds that it believes are undervalued and more likely to appreciate. JIR focuses on value, neglect or stocks which are underrepresented by institutional investors, as well as on management commitment. JIR also assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations. The model evaluates over 8,000 companies of all capitalization ranges.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE KEY RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. Additional discussion regarding key risks may be found in the Investment Strategies and Risks section under the heading Principal Risks.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks and volatility of investing in the Fund by showing the Fund's Class Z performance for each full calendar year of operations. Since the Fund's Class A and Class C shares have not operated for a full calendar year, the bar chart shows the Fund's Class Z (formerly Class II) performance. The returns for Class Z shares of the Fund, offered in a separate prospectus, will differ from the Class A and Class C returns, depending on the expenses of Class A and Class C shares. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. (1), (2)

Touchstone Small Cap Value Opportunities Fund - Class Z Total Returns

54.13%       23.73%       9.71%       12.71%       Best Quarter:
                                                   2nd Quarter 2003       18.97%
2003         2004         2005        2006
                                                   Worst Quarter:
                                                   3rd Quarter 2002      -13.12%

The Touchstone Small Cap Value Opportunities Fund-Class Z year to date return as of June 30, 2007 was ____%.

(1) From the Fund's inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006, the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund and the Fund's Class II shares were renamed Class Z shares. TIP and Diamond Hill remained the sub-advisors after the change. JIR became a sub-advisor to the Fund on _______, 2007.

(2) These returns are for a class of shares that are not offered in this Prospectus, but that would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. Class A shares are subject to 12b-1 distribution fees and a front-end sales charge and Class C shares are subject to 12b-1 distribution fees. Class Z shares are not subject to any sales charges, and so the performance of the Class A and Class C shares will be reduced to the extent of these charges.

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2006, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns for Class A and Class C shares offered by the Fund will differ from the Class Z total returns.

                                                                                             Since Inception*
                                                                                 1 Year          (3-04-02)
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TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND - CLASS Z
Return Before Taxes                                                              12.71%           18.91%
Return After Taxes on Distributions                                              12.09%           17.85%
Return After Taxes on Distributions and Sale of Fund Shares   8.60%              16.12%
Russell 2000 Value Index(1)                                                      23.48%           15.11%
-------------------------------------------------------------------------------------------------------------

(1)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deduction for fees, expenses or taxes. You cannot invest directly in an index.

*The performance information shown above reflects performance for the Fund as managed solely by TIP through 2005. Diamond Hill became a sub-advisor to the Fund on January 1, 2006 and JIR became a sub-advisor to the Fund on _____, 2007.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A and Class C shares of the Fund.

                                                                                   SHAREHOLDER FEES
                                                                       (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------
                                                                            CLASS A SHARES CLASS C SHARES
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)                                     5.75%(1)                None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                              None(2)               1.00%(3)
----------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                                                        Up to $15              Up to $15

                                                                            ANNUAL FUND OPERATING EXPENSES
                                                                     (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------
Management Fees                                                                0.95%               0.95%
Distribution and/or Shareholder Service Fees                                   0.25%               1.00%
Other Expenses(4)
                                                                               0.45%               0.45%
Acquired Fund Fees and Expenses (AFFE)(5)                                      0.02%               0.02%
------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.67%               2.42%
Less Fee Waivers and Expense Reimbursements(6)                                 0.15%               0.15%
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NET OPERATING EXPENSES(7)                                                      1.52%               2.27%
------------------------------------------------------------------------------------------------------------------

----------

(1) You may pay a reduced sales charge on very large purchases. (See "Reduced Class A Sales Charge" in this Prospectus.)

(2) Purchases of $1 million or more do not pay a front-end sales charge, but may pay a contingent deferred sales charge ("CDSC") of 1.00% if shares are redeemed within 1 year of their purchase and compensation was paid to an unaffiliated broker-dealer.

(3) The 1.00% CDSC is not assessed if shares are held for 1 year or longer and may be waived under other circumstances described in this Prospectus.

(4) "Other Expenses" are based on estimated amounts for the current fiscal year.

(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. Acquired Fund Fees and Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver agreements, if any) as well as the degree to which the Fund invests in underlying funds, and may be higher or lower than the amount shown above. The impact of Acquired Fund Fees and Expenses is shown in "Net Operating Expenses."

(6) Touchstone Advisors has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.30% for class A shares and class C shares. These contractual waivers will be in effect until at least March 1, 2008. The contractual waivers may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

(7) The net operating expenses excluding AFFE for class A and class C are 1.50% and 2.25% respectively.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same (except that contractual fee waivers are reflected only for the length of the contractual limit, i.e., the first year in the example) and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        Class A Shares            Class C Shares

1 Year                                  $          721            $          330
--------------------------------------------------------------------------------
3 Years                                 $        1,057            $          740
--------------------------------------------------------------------------------
5 Years                                 $        1,417            $        1,277
--------------------------------------------------------------------------------
10 Years                                $        2,426            $        2,745
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WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

NONFUNDAMENTAL OBJECTIVE. The Fund's investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees.

80% INVESTMENT POLICY. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of the 80% Policy, the term "assets" means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

EQUITY RISK. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MANAGER OF MANAGERS' RISK. Touchstone Advisors engages each Sub-Advisor to make investment decisions on its behalf for the Fund. There is a risk that Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION. The Fund specifies in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Sub-Advisor's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments.

OTHER STRATEGIES AND RISKS OF INVESTING IN THE FUND

In addition to the principal investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in the Statement of Additional Information ("SAI"). The Fund is subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of its shares.

TEMPORARY DEFENSIVE STRATEGIES. The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Fund's objectives. This defensive investing may increase the Fund's taxable income. The Fund will do so only if Touchstone Advisors or the Sub-Advisors believes that the risk of loss using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that the Fund will achieve its investment objective.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. The Fund may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and similar expenses of the ETFs. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Sub-Advisors will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by Touchstone Advisors to the Fund under Touchstone Advisor's fee waiver agreement (see "Contractual Fee Waiver Agreement" under the section "The Fund's Management").

OTHER INVESTMENT INFORMATION

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-Advisors determine that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-Advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

PORTFOLIO HOLDINGS POLICIES. A description of the Fund's policies and procedures for disclosing portfolio securities to any person is available in the SAI.

THE FUND'S MANAGEMENT
---------------------

INVESTMENT ADVISOR

TOUCHSTONE ADVISORS
303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202

Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2006, Touchstone Advisors had approximately $7.8 billion in assets under management. As the Fund's advisor, Touchstone Advisors continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors is responsible for selecting the Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Sub-Advisors. Touchstone Advisors discusses its expectations for performance with each Sub-Advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not the Sub-Advisor's contract should be renewed, modified or terminated.

The SEC has granted an exemptive order that permits Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Fund. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.

For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. The fee paid to Touchstone Advisors by the Fund during the most recent fiscal year was 0.95% of its average daily net assets. Touchstone Advisors pays a sub-advisory fee to the Sub-Advisors from its advisory fee.

CONTRACTUAL FEE WAIVER AGREEMENT. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.30% of the average net assets of Class A shares and Class C shares. However, for purposes of these waivers, the cost of "Acquired Fund Fees and Expenses," if any, are excluded from Touchstone Advisors' waiver obligations. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on the Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until at least March 1, 2008.

A discussion of the basis for the Board of Trustees' approval of the Fund's advisory agreement can be found in the Trust's March 31, 2007 Semiannual Report.

SUB-ADVISORS

The Sub-Advisors make the daily decisions regarding buying and selling specific securities for the Fund. The Sub-Advisors manage the investments held by the Fund according to the Fund's applicable goals and strategies.

TURNER INVESTMENT PARTNERS, INC.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as one of the three Sub-Advisors to the Fund. As of December 31, 2006, TIP had approximately $22.8 billion in assets under management. For its services as Sub-Advisor, TIP is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% of the Fund's average daily net assets for which it serves as sub-advisor.

Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983 and has managed the Fund since its inception in March 2002.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985 and has managed the Fund since 2004.

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Diamond Hill Capital Management, Inc. ("Diamond Hill"), an SEC-registered advisor located at 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as one of the three Sub-Advisors to the Fund. As of December 31, 2006, Diamond Hill had approximately $3.7 billion in assets under management. For its services as Sub-Advisor, Diamond Hill is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate of 0.55% on the value of the first $50 million, and 0.50% on the value of assets above that amount for which it serves as sub-advisor.

Ric Dillon, CFA, President and Chief Investment Officer, joined Diamond Hill in 2000. He has investment experience dating back to 1978.

Thomas Schindler, CFA, Portfolio Manager & Analyst, joined Diamond Hill in 2000. He has investment experience dating back to 1997.

JAMES INVESTMENT RESEARCH, INC.

James Investment Research, Inc., ("JIR"), an SEC registered advisor located at 1349 Fairground Road, Xenia, OH 45385, serves as one of the three Sub-Advisors to the Fund. As of December 31, 2006, James had approximately $2 billion in assets under management. For its services as Sub-Advisor, JIR is entitled to receive sub-advisory fees from Touchstone Advisors at an annualized rate of 0.50% of the Fund's average daily net assets for which it serves as sub-advisor.

Barry R. James, CFA, CIC, President and Trustee since 1997, joined JIR in 1981.

The SAI provides additional information about each portfolio manager's compensation structure, other managed accounts and ownership of securities in the Fund.

A discussion of the basis for the Board of Trustees' approval of the Fund's sub-advisory agreement can be found in the Trust's March 31, 2007 Semiannual Report.

CHOOSING A SHARE CLASS

SHARE CLASS OFFERINGS. The Fund currently offers Class A and Class C shares. Class Z shares of the Fund are closed to new investors and are described in a separate prospectus. Each class of shares has different fees and features. The amount of fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of the Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

CLASS A SALES CHARGE. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of the Fund. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                                        Sales Charge as % of         Sales Charge as % of
Amount of Your Investment                                  Offering Price             Net Amount Invested
---------------------------------------------------------------------------------------------------------
Under $50,000                                                 5.75%                           6.10%
$50,000 but less than $100,000                                4.50%                           4.71%
$100,000 but less than $250,000                               3.50%                           3.63%
$250,000 but less than $500,000                               2.95%                           3.04%
$500,000 but less than $1 million                             2.25%                           2.30%
$1 million or more                                            0.00%                           0.00%
---------------------------------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of the Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone Securities") to a participating unaffiliated dealer. There is no front-end sales charge on exchanges between funds or dividends reinvested in the Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having agreements with Touchstone Securities.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has an agreement with Touchstone Securities.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust (formerly Constellation Funds) as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund.

      o Reinvestment of redemption proceeds from Class A or Class B shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

Sales charge waivers must be qualified in advance by Touchstone Securities by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of the Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o IRA accounts, including Traditional, Roth, SEP, SIMPLE and 403(b)(7) custodial accounts

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS OF $1 MILLION OR MORE, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. For more information about the CDSC, see "Contingent Deferred Sales Charge (`CDSC')" in this Prospectus.

DISTRIBUTION ARRANGEMENTS
-------------------------

12B-1 DISTRIBUTION PLANS. The Fund has adopted a distribution and shareholder services plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (referred to as the "1940 Act") for its Class A and Class C shares. The plans allow the Fund to pay distribution and shareholder service fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

DEALER COMPENSATION. Touchstone Securities, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Fund or other Touchstone Funds. Touchstone Securities reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone Securities may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

INVESTING WITH TOUCHSTONE
-------------------------

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest. You may purchase shares of the Fund directly from Touchstone, through your financial advisor or through a processing organization. In any event, you must complete an investment application. You can obtain an investment application from Touchstone or your financial advisor, or by visiting our website at touchstoneinvestments.com. Check below to find the minimum investment requirements and ways to purchase shares in the Fund.

For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, which it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.)

                                                                   INITIAL      ADDITIONAL
MINIMUM INVESTMENT REQUIREMENTS                                  INVESTMENT     INVESTMENT
------------------------------------------------------------------------------------------
Regular Account                                                    $2,500         $ 50

Retirement Account or Custodial Account under
the Uniform Gifts/Transfers to Minors Act ("UGTMA")                $1,000         $ 50

Investments through the Automatic Investment Plan                  $  100         $ 50
------------------------------------------------------------------------------------------

INVESTOR ALERT: Touchstone may change these initial and additional investment minimums at any time.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

o     403(b)(7) Custodial Accounts

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

* SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. When shares are purchased this way, there may be various differences. The processing organization may:

o     Charge a fee for its services

o     Act as the shareholder of record of the shares

o     Set different minimum initial and additional investment requirements

o     Impose other charges and restrictions

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

o Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price, if applicable) next computed after such order is received in proper form.

o Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Fund, Touchstone Securities, Touchstone Advisors or their affiliates.

o It is the responsibility of the processing organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, or its authorized agent, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, or its authorized agent, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of Touchstone's authorized agent to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o     Contact Touchstone or your financial advisor for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - by Exchange" in this Prospectus.

PURCHASES WITH SECURITIES

o Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, or its authorized agent, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

BY WIRE

o     Complete the appropriate information on the investment application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o You may be charged a fee by the Fund or Fund's agent for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

* SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR OR PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor or processing organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor or processing organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

* SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Fund.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances that may require an original Medallion Signature Guarantee include:

o     Proceeds from the sale of shares of $100,000 or more

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These policies and procedures generally do not apply to purchases and redemptions of money market funds (except in the case of an exchange request into a Touchstone non-money market fund), exchanges between money market funds and systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

HOUSEHOLDING POLICY

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor or processing organization) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS OR PROCESSING ORGANIZATIONS. Proceeds that are sent to your financial advisor or processing organization will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor or processing organization may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK. Shares purchased by check may be required to be on deposit for 15 days before the Fund will mail redemption proceeds. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE. You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

* SPECIAL TAX CONSIDERATION

You should contact your tax advisor if you use the Reinstatement Privilege.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o When an emergency situation causes the Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of the Fund's net assets

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone or its authorized agent.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o     If reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

      The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

SPECIAL TAX CONSIDERATION

You should consult your tax advisor to address your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income, if any, annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

DISTRIBUTIONS. The Fund may make distributions of dividends that may be taxed at different rates depending on the length of time the Fund holds its assets. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. The maximum individual tax rate on net long-term capital gains is 15%.

* SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's Class Z performance during the period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for the year ended September 30, 2006 were audited by ______________, independent registered public accounting firm. The financial highlights for all other periods were audited by other independent registered public accountants. The report of the independent registered public accounting firm, along with the Fund's financial statements and related notes, appear in the Trust's 2006 Annual Report. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. There are no financial highlights tables for Class A and Class C shares since they just recently began operations.

TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND -- CLASS Z SHARES
For a share outstanding throughout each period

                                 Realized and
          Net asset  Net         unrealized                Dividends   Distributions  Total          Net asset
          value,     investment  gains         Total       from net    from           dividends      value,
          beginning  income      (losses) on   investment  investment  capital        and            end of     Total
          of period  (loss)      investments   activities  income      gains          distributions  period     return
2006(A)   $   18.35   (0.08)         0.96         0.88      (0.02)        (0.27)         (0.29)      $   18.94    4.84%
2005      $   16.21    0.02          3.76         3.78         --         (1.64)         (1.64)      $   18.35   24.32%
2004(C)   $   12.72   (0.04)         3.75         3.71         --         (0.22)         (0.22)      $   16.21   29.36%
2003      $    9.27   (0.01)         3.47         3.46      (0.01)           --          (0.01)      $   12.72   37.29%
2002(D)   $   10.00      --         (0.73)       (0.73)        --            --             --       $    9.27   -7.30%(E)

                        Ratio of net  Ratio of
                        total         investment  Ratio of net
          Net assets    expenses      expenses    income (loss)  Portfolio
          end of        to average    to average  to average     turnover
          period (000)  net assets    net assets  net assets     rate
2006(A)    $249,431        1.63%(B)      1.65%        -0.43%        99%
2005       $ 74,235        1.46%         2.04%         0.29%       193%
2004(C)    $ 14,533        1.45%         1.82%        -0.23%       272%
2003       $  5,740        1.40%         3.64%        -0.26%       245%
2002(D)    $    913        1.45%         6.18%         0.08%       142%

(A) Effective March 1, 2006, Touchstone Advisors Inc. replaced Constellation Investment Management Company, LP as the advisor to the Funds.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.

(C) Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment advisor to the Funds. See Note 10 in Notes to Financial Statements for additional information.

(D) Commenced operations on March 4, 2002. All ratios for the period have been annualized.

(E)   Returns are for the period indicated and have not been annualized.

Amounts designated as "-" are either $0 or have been rounded to $0.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

INVESTMENT SUB-ADVISORS

Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, OH  43215

James Investment Research, Inc.
1349 Fairground Road
Xenia, OH 45385

TRANSFER AGENT
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICES
800.543.0407

* A Member of Western & Southern Financial Group(R)

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds, Touchstone Select.

For investors who want more information about the Fund, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Fund and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Fund's Financial Reports provide additional information about the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Investments
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1.800.543.0407

The SAI and Financial Reports are also available on our website at http://www.touchstoneinvestments.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.551.8090.

Reports and other information about the Fund are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail request to: publicinfo@sec.gov.

Investment Company Act file no. 811-8104

                          TOUCHSTONE FUNDS GROUP TRUST

                  TOUCHSTONE SMALL CAP VALUE OPPORTUNITIES FUND

                                  JULY 20, 2007


                               INVESTMENT ADVISOR:
                            TOUCHSTONE ADVISORS, INC.

                            INVESTMENT SUB-ADVISORS:
                        TURNER INVESTMENT PARTNERS, INC.
                      DIAMOND HILL CAPITAL MANAGEMENT, INC.
                         JAMES INVESTMENT RESEARCH, INC.


This Statement of Additional Information ("SAI") is not a prospectus and relates only to the Touchstone Small Cap Value Opportunities Fund (the "Fund"), a series of Touchstone(R) Funds Group Trust (the "Trust"). It is intended to provide additional information regarding the activities and operations of Class A and Class C shares of the Fund and should be read in conjunction with the Fund's Class A and Class C Prospectus dated July 20, 2007. The Fund's financial statements are contained in the Trust's Annual Report and are incorporated by reference into this SAI. A copy of the Prospectus and Annual or Semiannual Report may be obtained without charge by writing the Trust at P.O. Box 5354, Cincinnati, OH 45201-5354, by calling the Trust at 1-800-543-0407, in Cincinnati 362-4921 or by visiting the touchstoneinvestments.com website.

                                TABLE OF CONTENTS


THE TRUST.....................................................................

PERMITTED INVESTMENTS AND RISK FACTORS........................................

GENERAL INVESTMENT POLICIES...................................................

INVESTMENT LIMITATIONS........................................................

THE ADVISOR AND SUB-ADVISOR ..................................................

PORTFOLIO MANAGERS............................................................

THE ADMINISTRATOR, SUB-ADMINISTRATOR, COMPLIANCE AND TRANSFER AGENT...........

THE DISTRIBUTOR...............................................................

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................................

TRUSTEES AND OFFICERS OF THE TRUST............................................

PURCHASE AND REDEMPTION OF SHARES.............................................

CHOOSING A SHARE CLASS........................................................

DETERMINATION OF NET ASSET VALUE..............................................

PORTFOLIO TURNOVER............................................................

TAXES.........................................................................

PORTFOLIO TRANSACTIONS........................................................

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................

VOTING........................................................................

DESCRIPTION OF SHARES.........................................................

SHAREHOLDER AND TRUSTEE LIABILITY.............................................

CODE OF ETHICS................................................................

PROXY VOTING..................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................

CUSTODIAN.....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................

FINANCIAL STATEMENTS..........................................................

APPENDIX A - PROXY VOTING POLICIES............................................

THE TRUST
---------

This Statement of Additional Information relates only to Class A and Class C shares of the Touchstone Small Cap Value Opportunities Fund (the "Fund"), a series of Touchstone Funds Group Trust (the "Trust"). The Trust was named Constellation Funds from March 24, 2004 until November 20, 2006 and was named Alpha Select Funds from November 18, 1998 until March 23, 2004. The Trust also consists of the Touchstone Value Opportunities Fund, Touchstone Diversified Small Cap Value Fund, Touchstone Clover Core Fixed Income Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Short Duration Fixed Income Fund, Touchstone Diversified Value Fund, Touchstone Pitcairn Select Value Fund, Touchstone Diversified Growth Fund, Touchstone Small Cap Fund, Touchstone Family Heritage(R) Fund, Touchstone Pitcairn Taxable Bond Fund, Touchstone Tax-Exempt Bond Fund, Touchstone Sands Capital Select Growth Fund, Touchstone Mid Cap Fund, Touchstone Healthcare and Biotechnology Fund, Touchstone International Equity Fund, Touchstone Strategic Value and High Income Fund. Information about these series of the Trust and Class Y and Class Z shares of the Fund is contained in a separate Statement of Additional Information. The Trust is an open-end management investment company established as a Delaware business trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each share of the Fund represents an equal proportionate interest in the Fund. The Fund is a diversified series of the Trust.

Touchstone Advisors, Inc. (the "Advisor") is the investment manager and administrator for the Fund. The Advisor has selected Turner Investment Partners, Inc. (the "Sub-Advisor" or "Turner"), Diamond Hill Capital Management, Inc. (the "Sub-Advisor" or "Diamond Hill") and James Investment Research, Inc. (the "Sub-Advisor" or "JIR") to co-manage, on a daily basis, the Fund's assets. The Advisor has sub-contracted certain administrative and accounting services to Integrated Investment Services, Inc. ("Integrated"). Touchstone Securities, Inc. (the "Distributor") is the principal distributor of the Fund's shares. The Distributor is an affiliate of the Advisor.

The Fund offers Class A and Class C shares. The Fund has also issued Class Z shares which are closed to new investors. The shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Effective as of the close of business on May 7, 2004, the Small Cap Value Opportunities Fund acquired all of the assets and liabilities of the Turner Funds' Turner Small Cap Value Opportunities Fund a "Constellation Turner Fund". Performance information relating to an aforementioned Fund presented through May 7, 2004 refers to the Fund's performance as a predecessor Turner Fund.

PERMITTED INVESTMENTS AND RISK FACTORS
--------------------------------------

The Fund's principal strategy and principal risks are described in the Prospectus. The Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below as a non-principal investment strategy.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "un-sponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an un-sponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of un-sponsored depositary receipts generally bear all the costs of the un-sponsored facility. The depositary of an un-sponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BORROWING. The Fund may borrow money from a bank equal to 5% of its total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of the Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Fund may be required to earmark or segregate liquid assets in an amount sufficient to meet its obligations in connection with such borrowings. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

For hedging or other purposes, the Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund's investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Companies."

INITIAL PUBLIC OFFERINGS ("IPOS"). Due to the typically small size of the IPO allocation available to the Fund and the nature and market capitalization of the companies involved in IPOs, the Fund's adviser/sub-advisor will often purchase IPO shares that would qualify as a permissible investment for the Fund but will, instead, decide to allocate those IPO purchases to other funds it advises. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares of an IPO, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.
Touchstone Advisors has received an exemptive order from the SEC that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. The Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

REITS. The Fund may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unit holders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in the Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unit holders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the 1940 Act.

SECURITIES OF FOREIGN ISSUERS. The Fund may invest in securities of foreign issuers and in sponsored and un-sponsored ADRs. Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events that could adversely affect the economies of such countries or investments in such countries.

GENERAL INVESTMENT POLICIES

The following investment policies are nonfundamental policies of the Fund and may be changed by the Board of Trustees.

      o The Fund may purchase securities on a when-issued basis and borrow money.

      o     The Fund may enter into futures and options transactions.

      o The Fund may invest up to 15% of its net assets in illiquid securities.

      o     The Fund may purchase convertible securities.

      o     The Fund may enter into repurchase agreements.

      o The Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

      o     The Fund may purchase obligations of supranational entities.

      o The Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

INVESTMENT LIMITATIONS
----------------------

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

THE FUND MAY NOT:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

5. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. The Funds may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Portfolio's liabilities (other than borrowings), except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

NONFUNDAMENTAL POLICIES

The following investment limitations are nonfundamental policies of the Fund and may be changed by the Board of Trustees.

The Fund may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the Fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4.    Invest in companies for the purpose of exercising control.

5. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. Make investments in securities when outstanding borrowings exceed 5% of the Portfolio's total assets.

NONFUNDAMENTAL 80% INVESTMENT POLICY. Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in common stocks of medium capitalization U.S. companies that the Sub-Advisor believes have the potential for long-term growth and that are attractively priced.

Shareholders will be provided with at least 60 days' prior notice of any change in the Fund's nonfundamental 80% investment policy. The notice will be provided in a separate written document containing the following, or similar, statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

THE ADVISOR AND SUB-ADVISORS
----------------------------

Touchstone Advisors, Inc. (the "Advisor"), is the Fund's investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor makes recommendations to the Trustees with respect to the appropriate allocation of assets to the Fund's Sub-Advisors.

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Mr. Barrett may be deemed to be an affiliate of the Advisor because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Advisor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of the Fund, seeks to achieve its investment objective by using a "manager of managers" structure. Under a manager of manager's structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisors and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval. The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Shareholders of the Fund will be notified of any changes in its Sub-Advisors.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

-------------------------- ----------------------------------------------- ------------------------------------------
                           ADVISORY FEES PAID
                           (EXPENSES REIMBURSED)                           ADVISORY FEES WAIVED
                           ----------------------------------------------- ------------------------------------------
FUND                       2004            2005             2006           2004          2005          2006
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------
Small Cap Value
Opportunities Fund         $100,931        $111,849         $1,774,629     $65,163       $172,166      $40,282
-------------------------- --------------- ---------------- -------------- ------------- ------------- --------------

For its services, the Advisor is entitled to receive an investment advisory fee from the Fund at an annualized rate of 0.95% of the Fund's average daily net assets. The Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Advisor pays sub-advisory fees to the Sub-Advisors from its advisory fee.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Fund's other operating expenses ("Other Expenses") to 0.30% of the Fund's average net assets. These "Other Expense" limitations will remain in effect until at least March 1, 2008.

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives base investment sub-advisory fees with respect to the Fund. Each Sub-Advisor's base fee with respect to the Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

TURNER INVESTMENT PARTNERS
--------------------------

Turner Investment Partners, Inc. (the "Sub-Advisor" or "Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as one of three sub-advisor to the Fund's assets. As of December 31, 2006, Turner had approximately $22.8 billion in client assets under management. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. Thomas DiBella, CFA and Steven Gold are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Turner.

DIAMOND HILL CAPITAL MANAGEMENT
-------------------------------

Diamond Hill Capital Management, Inc. (the "Sub-Advisor" or "Diamond Hill"), 325 John H. McConnell Blvd., Suite 200, Columbus, OH 43215, serves as one of the three sub-advisors to the Small Cap Value Opportunities Fund. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc. As of December 31, 2006, Diamond Hill had approximately $3.7 billion in assets under management. Ric Dillon and Thomas Schindler are co-portfolio managers of the portion of the Small Cap Value Opportunities Fund allocated to Diamond Hill.

JAMES INVESTMENT RESEARCH
-------------------------

James Investment Research, Inc. (the "Sub-Advisor" or "JIR"), 1349 Fairground Road, Xenia, OH 45385, serves as one of the three Sub-Advisors to the Small Cap Value Opportunities Funds. As of December 31, 2006, James had approximately $2 billion in assets under management. Barry R. James is the portfolio manager of the portion of the Small Cap Value Opportunities Fund allocated to JIR.

PORTFOLIO MANAGERS
------------------

The following chart lists the Fund's portfolio managers, the number of their other managed accounts per investment category, the total assets in each category of managed accounts and their beneficial ownership in the Fund as of March 31, 2007. Listed below the chart is (i) a description of the portfolio managers' compensation structure as of March 31, 2007, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager's management of the Fund's investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. As of March 31, 2007, [no portfolio manager managed an account where the advisory fee is based on the performance of the account.]

TURNER INVESTMENT PARTNERS
--------------------------

                                                                   OTHER ACCOUNTS MANAGED
------------------------- --------------------------------------------- --------------- ---------------------------------------
                                                                        NUMBER
                                                                        OF              TOTAL ASSETS
PORTFOLIO MANAGER         TYPE OF ACCOUNT                               ACCOUNTS        IN ACCOUNTS
------------------------- --------------------------------------------- --------------- ---------------------------------------
Thomas DiBella            Registered Investment Companies                       5       $302 million
------------------------- --------------------------------------------- --------------- ---------------------------------------
                          Other Pooled Investment Vehicles                     25       $806 million
------------------------- --------------------------------------------- --------------- ---------------------------------------
                          Other Accounts                                       20       $1.5 billion
------------------------- --------------------------------------------- --------------- ---------------------------------------
Steven Gold               Registered Investment Companies                       3       $86 million
------------------------- --------------------------------------------- --------------- ---------------------------------------
                          Other Pooled Investment Vehicles                     24       $806 million
------------------------- --------------------------------------------- --------------- ---------------------------------------
                          Other Accounts                                        2       $119 million
------------------------- --------------------------------------------- --------------- ---------------------------------------

COMPENSATION. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one-year performance of each individual's sector and portfolio assignments relative to the Russell Mid Cap benchmark. In addition, each employee is eligible for equity ownership; equity owners share Turner's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of Turner has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of Turner, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. Turner's Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

CONFLICTS OF INTEREST. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Fund Ownership. The following table indicates for the Small Cap Value Opportunities Fund the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of March 31, 2007.

------------------------- ---------------------------------------- ------------------------------------------
TURNER
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Thomas DiBella            Small Cap Value Opportunities Fund
------------------------- ---------------------------------------- ------------------------------------------
Steven Gold               Small Cap Value Opportunities Fund
------------------------- ---------------------------------------- ------------------------------------------

DIAMOND HILL CAPITAL MANAGEMENT
-------------------------------

                                                                   OTHER ACCOUNTS MANAGED
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                                                                        NUMBER
                                                                        OF              TOTAL ASSETS
PORTFOLIO MANAGER          TYPE OF ACCOUNT                              ACCOUNTS        IN ACCOUNTS
-------------------------- -------------------------------------------- --------------- ---------------------------------------
Ric Dillon                 Registered Investment Companies
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Pooled Investment Vehicles
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Accounts
-------------------------- -------------------------------------------- --------------- ---------------------------------------
Thomas Schindler           Registered Investment Companies
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Pooled Investment Vehicles
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Accounts
-------------------------- -------------------------------------------- --------------- ---------------------------------------

Compensation. All of the portfolio managers are paid a competitive base salary, based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients and fund shareholders, portfolio managers also participate in an annual cash incentive compensation program that is tied directly to long-term relative pre-tax investment performance of the portfolios they manage. Long-term is defined as the trailing five years (or since the individual became the portfolio manager of the portfolio if less than five years). Relative investment performance is measured against the respective portfolio's benchmark and/or its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool which is determined by the compensation committee of the adviser's parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on a number of factors including overall firm investment and operating performance, market compensation data and profitability of the firm compared to similar firms. The portfolio managers are also eligible to participate in other Diamond Hill Investment Group, Inc. employee stock or cash incentive programs including 401(k) company match.

Conflicts of Interest. Due to its equity product structure, Diamond Hill feels that any material conflict of interest between its various strategies and accounts is minimized. The reason being is that Diamond Hill's Select strategy pulls its ideas from within the Large Cap and Small Cap strategies. In addition, the financial services holdings within the Large Cap and Small Cap strategies must be pulled from within the Financial Long-Short strategy. Therefore, the Select strategy may not hold any security that is not already in the Large Cap, Small Cap or Financial Long-Short strategies, which avoids any preferential treatment of one strategy over another. Also, for the Long-Short strategy, no security can be shorted if it is held long in any other strategy at Diamond Hill. In regard to compensation, portfolio managers do not receive any incentive compensation that would cause them to treat one strategy or account preferentially over another strategy or account. Lastly, Diamond Hill has a trade allocation policy that addresses the issues surrounding similar holdings across different strategies/accounts to ensure fairness.

Fund Ownership. The following table indicates for the Small Cap Value Opportunities Fund the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of March 31, 2007.

------------------------- ---------------------------------------- ------------------------------------------
DIAMOND HILL
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Ric Dillon                Small Cap Value Opportunities Fund
------------------------- ---------------------------------------- ------------------------------------------
Thomas Schindler          Small Cap Value Opportunities Fund
------------------------- ---------------------------------------- ------------------------------------------

JAMES INVESTMENT RESEARCH, INC.
-------------------------------

                                                                   OTHER ACCOUNTS MANAGED
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                                                                        NUMBER
                                                                        OF              TOTAL ASSETS
PORTFOLIO MANAGER          TYPE OF ACCOUNT                              ACCOUNTS        IN ACCOUNTS
-------------------------- -------------------------------------------- --------------- ---------------------------------------
Barry R. James             Registered Investment Companies
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Pooled Investment Vehicles
-------------------------- -------------------------------------------- --------------- ---------------------------------------
                           Other Accounts
-------------------------- -------------------------------------------- --------------- ---------------------------------------

Compensation. The portfolio managers' salary is determined at employment and is periodically adjusted. The net, pre-tax profits of the advisor are shared with its employees based on a formula and are contributed into a profit sharing plan. An additional portion of the advisor profits are awarded to portfolio managers as a bonus and is based on the value of the assets under management by that portfolio manager, the number of accounts managed and length of service with the advisor; the longer the tenure, the greater the compensation. The advisor may give additional bonuses at its sole discretion or upon the advice of its Board of Directors.

Conflicts of Interest (will be added here)
------------------------------------------

Fund Ownership. The following table indicates for the Small Cap Value Opportunities Fund the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of March 31, 2007.

------------------------- ---------------------------------------- ------------------------------------------
JAMES
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
------------------------- ---------------------------------------- ------------------------------------------
Barry R. James            Small Cap Value Opportunities Fund
------------------------- ---------------------------------------- ------------------------------------------

THE ADMINISTRATOR, SUB-ADMINISTRATOR, COMPLIANCE AND TRANSFER AGENT
-------------------------------------------------------------------

ADMINISTRATOR. The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator for the Trust. The Administration Agreement provides that the Advisor shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Fund. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust, except the TINT Institutional Money Market Fund. However, the Trust and the Advisor have entered into an Administration Fee Waiver Agreement that provides that the Advisor will maintain an administration fee rate of .1460% for the Trust until March 1, 2008.

The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Prior to March 1, 2006, CIMCO was the Trust's administrator.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Fund paid the following administrative fees (net of waivers):

         ------------------------------------------------------------
         ADMINISTRATIVE FEES PAID
         ------------------------------------------------------------
         2004                  2005                2006
         --------------------- ------------------- ------------------
         $25,070               $43,413             $267,141
         --------------------- ------------------- ------------------

SUB-ADMINISTRATOR. Under the Administration Agreement, the Advisor may enter into agreements with service providers to provide administration services to the Trust. The Advisor has appointed Integrated Investment Services, Inc. ("Integrated"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. Integrated prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Advisor to resolve any daily pricing issues, reviews daily reports by existing service providers, provides accounting and pricing services and performs other duties as requested by the Advisor. The Advisor pays Integrated a sub-administrative fee out of its administration fee.

COMPLIANCE SERVICE AGENT. Effective November 20, 2006, the Trust and Integrated have entered into a Compliance Services Agreement whereby Integrated provides compliance program administration services to the Trust in exchange for payment of an annual compliance administration fee by the Trust. The Trust also pays other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

TRANSFER AGENT. Effective November 20, 2006, the Trust and Integrated have entered into a Transfer Agent Agreement whereby Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, Integrated receives a monthly per account fee from the Fund, plus out of-pocket expenses. The Fund may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Fund. The Distributor's principal place of business is 303 Broadway, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor receives that portion of the sales charge that is not re-allowed to the dealers who sell shares of the Fund. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine. Prior to March 1, 2006, the distributor was Constellation Investment Distribution Company, Inc.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Fund may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution and Shareholder Service Plans" below.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Mr. Barrett may be deemed to be an affiliate of the Distributor because he is President and Chairman of Western-Southern Life Assurance Company and The Western and Southern Life Insurance Company, parent companies of the Distributor and an officer of the Distributor. Ms. McGruder and Mr. Barrett, by reason of these affiliations, may directly or indirectly receive benefits from the fees paid to the Distributor.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS
------------------------------------------

CLASS A AND CLASS C PLANS. Class A shares of the Fund have adopted a Class A Distribution and Shareholder Services Plan (the "Class A Plan") and Class C shares of the Fund have adopted a Class C Distribution and Shareholder Services Plan (the "Class C Plan,") (collectively the "Plans") which permits Class A and Class C shares of the Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such accounts. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

Under the Class A Plan, the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Under the Class C Plan, the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments.

In connection with the distribution of shares of the Fund, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts for shareholders that invest in the Fund;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquires from shareholders concerning their investment in shares;
(v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (ix) processing dividend payments from the Fund on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund or the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund (or affected class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

For the fiscal year ended September 30, 2006, the Fund paid $0 in distribution fees and $457,896 in shareholder servicing fees.

Jill T. McGruder and John F. Barrett, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

TRUSTEES AND OFFICERS OF THE TRUST
----------------------------------

The following is a list of the Trustees and executive officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Constellation Institutional Portfolios. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
INTERESTED
TRUSTEES(1):
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
                                       TERM OF                                                   NUMBER OF
                                       OFFICE                                                    FUNDS
                                       AND                                                       OVERSEEN
NAME                    POSITION       LENGTH OF                                                 IN THE          OTHER
ADDRESS                 HELD WITH      TIME                                                      TOUCHSTONE FUND DIRECTORSHIPS
AGE                     TRUST          SERVED(2)     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS COMPLEX(3)      HELD(4)
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
Jill T. McGruder        Trustee and   Until         Senior Vice President of The Western and           54        Director of
Touchstone              President     retirement    Southern Life Insurance Company.                             LaRosa's (a
Advisors, Inc                         at age 75     President and a director of IFS Financial                    restaurant
303 Broadway                          or until      Services, Inc. (a holding company).  She                     chain).
Cincinnati, OH                        she resigns   is a director of Capital Analysts
Age: 51                               or is         Incorporated (an investment advisor and
                                      removed       broker-dealer), IFS Fund Distributors,
                                                    Inc. (a broker-dealer), Touchstone
                                      Trustee       Advisors, Inc. (the Trust's investment
                                      since 2006    advisor and administrator) and Touchstone
                                                    Securities, Inc. (the Trust's
                                                    distributor).  She is also President and a
                                                    director of IFS Agency Services, Inc. (an
                                                    insurance agency), W&S Financial Group
                                                    Distributors, Inc. (an annuity
                                                    distributor) and IFS Systems, Inc.  She is
                                                    Senior Vice President and a director of
                                                    W&S Brokerage Services, Inc. (a
                                                    broker-dealer). She is President and Chief
                                                    Executive Officer of Integrity Life
                                                    Insurance Company and National Integrity
                                                    Life Insurance Company.  She is President
                                                    of Touchstone Tax-Free Trust, Touchstone
                                                    Investment Trust, Touchstone Variable
                                                    Series Trust, Touchstone Strategic Trust,
                                                    Touchstone Funds Group Trust and
                                                    Constellation Institutional Portfolios.
                                                    She was President of Touchstone Advisors,
                                                    Inc., and Touchstone Securities, Inc.
                                                    until 2004.
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
John F. Barrett         Trustee       Until         Chairman of the Board, President and Chief             54    Director of The
The Western and                       retirement    Executive Officer of The Western and                         Andersons (an
Southern Life                         at age 75     Southern Life Insurance Company, Western-                    agribusiness and
Insurance Company                     or until he   Southern Life Assurance Company and                          retailing
400 Broadway                          resigns or    Western & Southern Financial Group, Inc.;                    company);
Cincinnati, OH                        is removed    Director and Chairman of Columbus Life                       Convergys
Age: 58                                             Insurance Company; Fort Washington                           Corporation (a
                                      Trustee       Investment Advisors, Inc., Integrity Life                    provider of
                                      since 2007    Insurance Company and National Integrity                     business support
                                                    Life Insurance Company; Director of Eagle                    systems and
                                                    Realty Group, Inc. and Eagle Realty                          customer care
                                                    Investments, Inc.; Director, Chairman and                    operations) and
                                                    CEO of WestAd, Inc.; President and Trustee                   Fifth Third
                                                    of Western & Southern Financial Fund, Inc.                   Bancorp.
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------

----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
INDEPENDENT
TRUSTEES:
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
                                      TERM OF                                                    NUMBER OF
                                      OFFICE                                                     FUNDS
                                      AND                                                        OVERSEEN
NAME                    POSITION      LENGTH OF                                                  IN THE          OTHER
ADDRESS                 HELD WITH     TIME                                                       TOUCHSTONE FUND DIRECTORSHIPS
AGE                     TRUST         SERVED(2)      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS COMPLEX(3)      HELD(4)
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
Richard L. Brenan       Trustee       Until         Retired Managing Partner of KPMG LLP (a            54        Director of Wing
1420 Neeb Road                        retirement    certified public accounting firm);                           Eyecare
Cincinnati, OH                        at age 75     Director of The National Underwriter                         Companies.
Age: 62                               or until he   Company (a publisher of insurance and
                                      resigns or    financial service products) until 2003.
                                      is removed

                                      Trustee
                                      since 2007
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
Phillip R. Cox          Trustee       Until         President and Chief Executive Officer of           54        Director of the
105 East Fourth Street                retirement    Cox Financial Corp. (a financial services                    Federal Reserve
Cincinnati, OH                        at age 75     company).                                                    Bank of
Age: 59                               or until he                                                                Cleveland and
                                      resigns or                                                                 Duke Energy (a
                                      is removed                                                                 utility
                                                                                                                 company);
                                      Trustee                                                                    Chairman of The
                                      since 2006                                                                 Cincinnati Bell
                                                                                                                 Telephone
                                                                                                                 Company LLC;
                                                                                                                 Director of The
                                                                                                                 Timken Company
                                                                                                                 (a manufacturer
                                                                                                                 of bearings,
                                                                                                                 alloy steels and
                                                                                                                 related products
                                                                                                                 and services);
                                                                                                                 Director of
                                                                                                                 Diebold,
                                                                                                                 Incorporated (a
                                                                                                                 provider of
                                                                                                                 integrated
                                                                                                                 self-service
                                                                                                                 delivery and
                                                                                                                 security
                                                                                                                 systems).
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
H. Jerome Lerner        Trustee       Until         Principal of HJL Enterprises (a privately          54        None
c/o Touchstone                        retirement    held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Age: 68                               is removed

                                      Trustee
                                      since 2007
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
Donald C. Siekmann      Trustee       Until         Executive for Duro Bag Manufacturing Co.           54        Trustee of
c/o Touchstone                        retirement    (a bag manufacturer);  President of Shor                     Jewish Hospital,
Advisors, Inc.                        at age 75     Foundation for Epilepsy Research (a                          Greater
303 Broadway                          or until he   charitable foundation);  Trustee of                          Cincinnati Arts
Cincinnati, OH                        resigns or    Riverfront Funds (mutual funds) from 1999                    & Education
Age: 68                               is removed    - 2004.                                                      Center and
                                                                                                                 Cincinnati Arts
                                      Trustee                                                                    Association.
                                      since 2007
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
Robert E.               Trustee       Until         Retired Partner of KPMG LLP (a certified           54        Trustee of
Stautberg                             retirement    public accounting firm).  He is Vice                         Tri-Health
c/o Touchstone                        at age 75     President of St. Xavier High School.                         Physician
Advisors, Inc.                        or until he                                                                Enterprise
303 Broadway                          resigns or                                                                 Corporation.
Cincinnati, OH                        is removed
Age: 72
                                      Trustee
                                      since 2006
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------
John P. Zanotti         Trustee       Until         CEO, Chairman and Director of Avaton, Inc.         54        Director of QMed
c/o Touchstone                        retirement    (a wireless entertainment company).                          (a health care
Advisors, Inc.                        at age 75     President of Cincinnati Biomedical (a life                   management
303 Broadway                          or until he   science and economic development company).                   company).
Cincinnati, OH                        resigns or    CEO, Chairman and Director of Astrum
Age: 58                               is removed    Digital Information (an information
                                                    monitoring company) from 2000 until 2001.
                                      Trustee
                                      since 2007
----------------------- ------------- ------------- -------------------------------------------- --------------- ------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of the Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Advisor and the Distributor, and an officer of other affiliates of the Advisor and the Distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 19 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Constellation Institutional Portfolios.

--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
PRINCIPAL
OFFICERS:
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
                                     TERM OF                                                     NUMBER OF FUNDS
NAME                  POSITION       OFFICE AND                                                  OVERSEEN IN THE   OTHER
ADDRESS               HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S) DURING             TOUCHSTONE        DIRECTORSHIPS
AGE                   TRUST(1)       TIME SERVED      PAST 5 YEARS                               FUND COMPLEX(2)   HELD
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
Jill T. McGruder      President      Until            See biography above.                              54         See biography
Touchstone            and Trustee    resignation,                                                                  above.
Advisors, Inc.                       removal or
303 Broadway                         disqualification
Cincinnati, OH
Age: 51                              President
                                     since
                                     2006
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
Brian E. Hirsch       Vice President Until            Senior Vice President-Compliance of IFS           54         None
Touchstone            and Chief      resignation,     Financial Services, Inc., Director of
Advisors, Inc.        Compliance     removal or       Compliance of W&S Brokerage Services,
303 Broadway          Officer        disqualification Inc.; Chief Compliance Officer of
Cincinnati, OH                                        Puglisi & Co. from 2001 until 2002.
Age: 50                              Vice
                                     President
                                     since 2006
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
James H. Grifo        Vice           Until            President of Touchstone Securities, Inc.          54         None
Touchstone            President      resignation,     and Touchstone Advisors, Inc.; Managing
Securities, Inc.                     removal or       Director, Deutsche Asset Management
303 Broadway                         disqualification until 2001.
Cincinnati, OH
Age: 56                              Vice
                                     President
                                     since 2006
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
William A. Dent       Vice           Until            Senior Vice President of Touchstone               54         None
Touchstone            President      resignation,     Advisors, Inc.; Marketing Director of
Advisors, Inc.                       removal or       Promontory Interfinancial Network from
303 Broadway                         disqualification 2002-2003.
Cincinnati, OH
Age: 44                              Vice
                                     President
                                     since 2006
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
Terrie A. Wiedenheft  Controller     Until            Senior Vice President, Chief Financial            54         None
Touchstone            and Treasurer  resignation,     Officer and Treasurer of IFS Fund
Advisors, Inc.                       removal or       Distributors, Inc.; Senior Vice
303 Broadway                         disqualification President and Chief Financial Officer of
Cincinnati, OH                                        W & S Brokerage Services, Inc.; Chief
Age: 44                              Treasurer &      Financial Officer of IFS Financial
                                     Controller       Services, Inc., Touchstone Advisors,
                                     since 2006       Inc. and Touchstone Securities, Inc.;
                                                      Senior Vice President and Chief
                                                      Financial Officer of Fort Washington
                                                      Investment Advisors, Inc.; Assistant
                                                      Treasurer of Fort Washington Capital
                                                      Partners, LLC.; Assistant Treasurer for
                                                      Tristate Ventures, LLC. She served as
                                                      Senior Vice President, Chief Financial
                                                      Officer and Treasurer of Integrated
                                                      Investment Services, Inc. up to April
                                                      2007.
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------
Jay S. Fitton         Secretary      Until            Senior Counsel at Integrated Investment           54         None
Integrated                           resignation,     Services, Inc.
Investment                           removal or
Services, Inc.                       disqualification
303 Broadway
Cincinnati, OH                       Secretary
Age: 36                              since 2006.
--------------------- -------------- ---------------  ------------------------------------------ ----------------- -----------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Institutional Portfolios.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Constellation Institutional Portfolios.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Fund and the Touchstone Fund Complex as of December 31, 2006.

------------------------------------- --------------------- -----------------------------------
                                          Dollar Range          Aggregate Dollar Range of
                                         of Securities      Securities in the Touchstone Fund
                                           in the Fund                  Complex(1)
------------------------------------- --------------------- -----------------------------------
Jill T. McGruder                      None                  Over $100,000
John F. Barrett                       None                  Over $100,000
Richard L. Brenan                     None                  Over $100,000
Phillip R. Cox                        None                  Over $100,000
H. Jerome Lerner                      None                  Over $100,000
Donald C. Siekmann                    None                  Over $100,000
Robert E. Stautberg                   None                  Over $100,000
John P. Zanotti                       None                  $10,001 - $50,000
------------------------------------- --------------------- -----------------------------------

(1) The Touchstone Fund Complex consists of 5 series of the Trust, 4 series of Touchstone Tax-Free Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the September 30, 2006 fiscal year. Messrs. Barrett, Brenan, Lerner and Zanotti did not serve as Trustees of the Trust during the fiscal year ended September 30, 2006.

----------------------------- ------------------------- ---------------------------- ---------------------------------
                              AGGREGATE COMPENSATION    PENSION OR RETIREMENT        TOTAL COMPENSATION FROM THE
                              FROM THE TRUST FOR THE    BENEFITS ACCRUED             TOUCHSTONE FUND COMPLEX(2)
                              FISCAL YEAR ENDED         AS PART OF FUND               FOR THE FISCAL YEAR ENDED
NAME                          SEPTEMBER 30, 2006(1)     EXPENSES                     SEPTEMBER 30, 2006
----------------------------- ------------------------- ---------------------------- ---------------------------------
Jill T. McGruder              $     0                   $     0                      $     0
----------------------------- ------------------------- ---------------------------- ---------------------------------

Phillip R. Cox                $34,750                   $     0                      $81,050
----------------------------- ------------------------- ---------------------------- ---------------------------------

Donald C. Siekmann            $35,250                   $     0                      $75,550
----------------------------- ------------------------- ---------------------------- ---------------------------------

Robert E. Stautberg           $37,500                   $     0                      $86,800
----------------------------- ------------------------- ---------------------------- ---------------------------------

(1)   The Trustees served from March 1, 2006 through September 30, 2006.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 4 series of Touchstone Tax-Free Trust, 5 series of Touchstone Investment Trust, 8 series of Touchstone Strategic Trust, 15 variable annuity series of Touchstone Variable Series Trust and 3 series of Constellation Institutional Portfolios.

Each Independent Trustee receives a quarterly retainer of $9,000 and a fee of $4,000 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,000 for each committee meeting attended in person and $1,500 for attendance by telephone. The Committee Chairmen receive an additional $1,000-$2,000 quarterly retainer, depending on the committee. The lead Trustee receives an additional $3,000 quarterly retainer. All fees are split equally among the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann, Stautberg and Zanotti are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2006, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Brenan, Cox and Lerner are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee was formed in February 2007 and therefore did not hold any meetings during the fiscal year ended September 30, 2006. In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

PURCHASE AND REDEMPTION OF SHARES
---------------------------------

Purchases and redemptions may be made through Integrated, P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days when the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

The Fund's share price, also called net asset value ("NAV") and public offering price (NAV plus the applicable sales charge) is computed once daily, Monday through Friday, at 4:00 p.m. eastern time ("ET") except when the Fund is not open for business, days when the Fund receives no purchase or redemption orders, customer holidays and days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, Touchstone Advisors, Turner, the Transfer Agent and/or the Custodian are not open for business.

The Fund participates in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Fund may not apply to:

1. Any director, officer or other employee (and their immediate family members) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.


WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of Integrated Investment Services, Inc.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in the Fund are not subject to the front-end sales charge for purchases of Class A shares.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Advisor.

REDEMPTION IN KIND. The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

UNCASHED DISTRIBUTION CHECKS. If you have chosen to receive your distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and any future distributions will automatically be reinvested. No interest will accrue on amounts represented by uncashed distribution checks.

CHOOSING A SHARE CLASS

The Fund currently offers two classes of shares: Class A and Class C shares. The Fund has also issued Class Z shares, but Class Z shares are closed to new investors. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales charges, distribution expenses and minimum initial investment amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances.

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced sales charges or, in the case of purchases of $1 million or more, no initial sales charge, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class C shares over the term of the investment. As an alternative, Class C shares are sold without an initial sales charge so more of the purchase price is immediately invested in the Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because the Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. The Distributor works with many financial advisors throughout the country that may provide assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. The Distributor believes that these value-added services can benefit you through market cycles.

Set forth below is a chart comparing the sales charges and 12b-1 fees for Class A and Class C shares of the Fund:

CLASS    SALES CHARGE                                              12B-1 FEE
--------------------------------------------------------------------------------
A         Maximum 5.75% initial sales charge                       0.25%
          reduced for purchases of $50,000 and over;
          purchases of $1 million or more sold without an initial sales charge may be subject to a 1.00% CDSC if redeemed during the 1st year and a commission was paid to an unaffiliated dealer

C         1.00% CDSC during 1st year                                     1.00%
--------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales charge and the annual expenses are lower. CLASS A SHARES. Class A shares of the Fund are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectus.

----------------------------------------------- ------------------ ------------------------ -----------------------
                                                Percentage of                               Dealer
                                                Offering Price     Which Equals this        Re-allowance as
                                                Deducted for       Percentage of Your Net   Percentage of
Amount of Investment                            Sales Charge       Investment               Offering Price
----------------------------------------------- ------------------ ------------------------ -----------------------
Less than $50,000                               5.75%              6.10%                    5.00%
----------------------------------------------- ------------------ ------------------------ -----------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
----------------------------------------------- ------------------ ------------------------ -----------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
----------------------------------------------- ------------------ ------------------------ -----------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
----------------------------------------------- ------------------ ------------------------ -----------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
----------------------------------------------- ------------------ ------------------------ -----------------------
$1,000,000 or more                              None               None                     None
----------------------------------------------- ------------------ ------------------------ -----------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                       Dealer Fee
--------------------                                       ----------
$1 million but less than $3 million                           1.00%
$3 million but less than $5 million                           0.75%
$5 million but less than $25 million                          0.50%
$25 million or more                                           0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a CDSC of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL INFORMATION ON THE CDSC. The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Transfer Agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Fund held for at least one year will not be subject to the CDSC.

EXAMPLE. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

DETERMINATION OF NET ASSET VALUE
--------------------------------

The Fund's securities are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The procedures used by a pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.

PORTFOLIO TURNOVER
------------------

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

During the fiscal years ended September 30, 2005 and 2006, the Fund's portfolio turnover rates were 193% and 99%, respectively.

TAXES
-----

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Fund or its shareholders and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not discussed in the Prospectus. The discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under subchapter M of the Internal Revenue Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts) and net income derived from interests in qualified publicly traded partnerships; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers, or securities of one or more publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that all such tax will be eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

If the Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund receives income generally in the form of dividends and interest on its investments. The Fund's income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions of dividends by the Fund will be taxable as ordinary income, whether you take them in cash or additional shares. All or a portion of such dividends may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund designates its distributions as qualified dividend income. Qualified dividend income is, in general, subject to certain holding period requirements and other requirements, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. The maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

The Fund will inform you of the amount of your distributions at the time they are paid, and will advise you of its tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income, qualified dividend income, or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Any gain or loss recognized on a sale, exchange or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.

All or a portion of any loss that you realize upon the redemption of your shares of the Fund will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemptions. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed may effectively be a return of capital.

For corporate investors in the Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Fund was a regular corporation.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Fund may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Internal Revenue Code and applicable tax regulations. At September 30, 2006, the Fund had capital loss carryforwards of $8,814, which are available to offset future realized capital gains.

Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal obligations that meet the definition of private activity bonds under the Internal Revenue Code, is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income.

STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their tax advisers regarding the affect of federal, state, and local taxes to their own individual circumstances.

FOREIGN TAXES

Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to, and will, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possession's income taxes paid by the Fund. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

PORTFOLIO TRANSACTIONS
----------------------

The Advisor and each Sub-advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-advisor, a Fund or other accounts managed by the Advisor and the Sub-advisor will be benefited by supplemental research services, the Advisor and the Sub-advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-advisor will find all of such services of value in advising that Fund.

The Fund may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or the Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or the Sub-Advisory Agreement, neither the Adviser nor the Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2004, 2005 and 2006 were $223,750, $228,760 and $551,410 respectively. The higher brokerage commissions paid during the fiscal year ended September 30, 2006 were due to increased assets. For the fiscal year ended September 30, 2004, the Fund paid $46,418 in brokerage commissions to its previous distributor.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio securities to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by the Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities. The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1) Routine shareholder reports filed quarterly with the SEC within 60 days after the quarter-end and routine shareholder reports distributed to shareholders within 60 days after the six-month end;

      2)    A routine request made by a Sub-Advisor for a Fund that it manages;

      3) For use in preparing and distributing routine periodic reporting to market data agencies (Morningstar, Lipper, Bloomberg, Standard & Poor's and Thompson Financial);

      4) A request by executive officers of the Advisor for routine oversight and management purposes;

      5) For use in preparing and distributing routine shareholder reports, including disclosure to the Trust's independent registered public accounting firm, typesetting and print vendors..

The Fund provides its full holdings to various market data agencies and to its public accountants, typesetter and printer on an on-going basis. The Fund provides its full holdings to various market data agencies monthly, as of the end of a calendar month, within one to ten business days after month end. The Fund provides its full holdings to their public accountants, annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Fund provides its full holdings to its typesetter and printer, quarterly, as of the end of a calendar quarter, within ten to forty days after quarter end. All other disclosures are made in accordance with the requests of the parties indicated above. Employees of Touchstone Investments and the Fund's Sub-Advisor that are access persons under the Fund's Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Fund's assets and the Fund's accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of the Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING
------

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by the Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund. Shareholders of each class of the Fund will vote separately on matters pertaining solely to that class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Fund's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES
---------------------

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to Class A and Class C shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS
--------------

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, the Sub-Advisor and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING
------------

The Board of Trustees of the Trust has delegated to the Sub-Advisor responsibility for decisions regarding proxy voting for the securities held by the Fund. Generally, the Sub-Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix A to this SAI. The Board of Trustees may periodically review the Fund's proxy voting record. Information about how the Fund voted its proxies during the most recent 12 month period ended June 30 is available without charge upon request by calling 1-800-543-0407 or on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
------------------------------------------

As of July 1, 2007, the following shareholders owned of record or beneficially over 5% of the outstanding shares of the Fund (or class). Shares that are held beneficially are indicated by 1 asterisk. Accounts that may be deemed to control a class or Fund because they beneficially own more than 25% of the outstanding shares are indicated by 2 asterisks.

---------------------------------------- -------------------------------------------- -------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF FUND'S
FUND                                     OF BENEFICIAL OWNER                          SHARES
---------------------------------------- -------------------------------------------- -------------------------
Small Cap Value Opportunities Fund
Class Z
---------------------------------------- -------------------------------------------- -------------------------

---------------------------------------- -------------------------------------------- -------------------------

---------------------------------------- -------------------------------------------- -------------------------

---------------------------------------- -------------------------------------------- -------------------------

---------------------------------------- -------------------------------------------- -------------------------

As of July 1, 2007, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of the Fund.

CUSTODIAN
---------

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

The Trust's independent registered public accounting firm, _________________, audits the Trust's annual financial statements. __________________ is located at _____________________. Prior to May 17th, 2006 another independent registered public accounting firm audited the Trust.

FINANCIAL STATEMENTS
--------------------

The financial statements for the fiscal year ended September 30, 2006, including the Report of _____________________, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407, by writing to the Trust, P.O. Box 5354, Cincinnati, OH 45202 or by visiting our website at touchstoneinvestments.com. You may also obtain the Annual or Semiannual Reports, as well as other information about the Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - PROXY VOTING POLICIES
----------------------------------

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc. as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond. Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

            Andrew Mark, Director of Operations
            and Technology Administration
            c/o Turner Investment Partners, Inc.
            1205 Westlakes Drive, Suite 100
            Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

DIAMOND HILL CAPITAL MANAGEMENT, INC

PROXY VOTING POLICY AND PROCEDURES

ADOPTED JULY 29, 2003

The Securities and Exchange Commission's (the "Commission") adoption of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2), pursuant to the Investment Advisers Act of 1940 (the "Act"), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter "we" or "our") has adopted the following Proxy Voting Policies and Procedures with regard to companies in our clients' investment portfolios.

Key Objective

The key objective of our Proxy Voting Policy and Procedures is to maximize the value of the stock held in our clients' portfolios. These policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors, we also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company's performance and to make informed decisions about the purchase and sale of the company's securities.

Decision Methods

We generally believe that the individual portfolio managers involved in the selection of stocks are the most knowledgeable and best suited to make decisions with regard to proxy votes. We therefore rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company, and vote in keeping with our primary objective of maximizing shareholder value over the long run.

CONFLICTS OF INTEREST
---------------------

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with our Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent Trustees, consistent with the Diamond Hill Funds Proxy Voting Policies and Procedures.

Summary Of Proxy Voting Guidelines

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. Additionally, key board committees should be entirely independent.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors
--------------------------------

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

EQUITY-BASED COMPENSATION PLANS
-------------------------------

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

      We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

            1.    Requiring senior executives to hold stock in a company.

            2. Requiring stock acquired through option exercise to be held for a certain period of time.

            3.    Using restricted stock grants instead of options.

            4. Awards based on non-discretionary grants specified by the plan's terms rather than subject to management's discretion.

While we evaluate plans on a case-by-case basis, we will generally oppose plans that have the following features:

            1. Annual option grants that would exceed 2% of outstanding shares.

            2. Ability to issue options with an exercise price below the stock's current market price.

            3.    Automatic share replenishment ("evergreen") feature.

            4. Authorization to permit the board of directors to materially amend a plan without shareholder approval.

            5. Authorizes the re-pricing of stock options or the cancellation and exchange of options without shareholder approval.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's affect on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

Because the requirement of a supermajority vote can limit the ability of shareholders to effect change, we will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals and oppose proposals to impose super-majority requirements.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

SHAREHOLDER RIGHTS PLANS
------------------------

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.

We believe the best approach is for a company to seek shareholder approval of rights plans and we generally support shareholder resolutions requesting that shareholders be given the opportunity to vote on the adoption of rights plans.

We will generally be more inclined to support a shareholder rights plan if the plan (i) has short-term (5 years or less) "sunset" provisions, (ii) is linked to a business strategy that will likely result in greater value for shareholders,
(iii) requires shareholder approval to reinstate the expired plan or adopt a new plan at the end of its term, and (iv) is subject to mandatory review by a committee of independent directors.

Client Information

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 614-255-3333. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities. We may receive, and therefore vote, a proxy for the total number of shares held by all clients in a particular issuer, rather than a proxy for each individual client's holding


JAMES INVESTMENT RESEARCH, INC.

Proxy Voting Policy and Procedures to be added here
---------------------------------------------------

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS:

      (A) ARTICLES OF INCORPORATION

      (a)(1) Registrant's Agreement and Declaration of Trust dated October 25,1993, is incorporated by reference to Exhibit (a)(1) to the Registrant's Post-Effective Amendment No. 9 as filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

      (a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993, is incorporated by reference to Exhibit (a)(2) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

      (a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994, is incorporated by reference to Exhibit (a)(3) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

      (a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997, is incorporated by reference to Exhibit (1)(d) to the Registrant's Post-Effective Amendment No. 5 as filed with the SEC on December 16, 1997.

      (a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998, is incorporated by reference to Exhibit (a)(5) to the Registrant's Post-Effective Amendment No. 9 as filed with the SEC on November 24, 1998.

      (a)(6) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated December 10, 1998 is incorporated by reference to Exhibit (a)(6) to the Registrant's Post-Effective Amendment No. 10 as filed with the SEC on January 27, 1999.

      (a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is incorporated by reference to Exhibit (a)(7) to the Registrant's Post-Effective Amendment No. 18 as filed with the SEC on May 3, 2004.

      (a)(8) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is incorporated by reference to Exhibit (a)(8) to the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (B) BYLAWS

            Amended and Restated By-Laws of the Trust, as revised November 18, 2004, are incorporated by reference to Exhibit (b) to the Registrant's Post-Effective Amendment No. 26 as filed with the SEC on April 14, 2005.

      (C) INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS.

            The rights of security holders are defined in the Amended and Restated Agreement and Declaration of Trust under the following sections:

            Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by series (and, if applicable, by class) that is, the Shareholders of each series (or class) shall have the right to approve or disapprove matters affecting the Trust and each respective Series (or class) as if the Series (or classes) were separate companies. There are, however, two exceptions to voting by separate Series (or classes). First if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series (or classes), then all the Trust's Shares shall be entitled to vote on a one-vote-per-Share basis. Second, if any matter affects only the interests of some but not all Series (or classes), then only the Shareholders of such affected Series (or classes) shall be entitled to vote on the matter.

            Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series of Shares in accordance with such requirements and procedures as my be established by the Trustees.

      (D) INVESTMENT ADVISORY CONTRACTS

      (d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. dated February 17, 2006 is incorporated by reference to Exhibit
(d)(1) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(2) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is incorporated by reference to Exhibit (d)(2) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Clover Capital Management, Inc. dated February 17, 2006 is incorporated by reference to Exhibit (d)(3) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Chartwell Investment Partners dated February 17, 2006 is incorporated by reference to Exhibit (d)(4) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Pitcairn Investment Management dated February 17, 2006 is incorporated by reference to Exhibit (d)(6) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is incorporated by reference to Exhibit (d)(7) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AXA Rosenberg Investment Management dated February 17, 2006 is incorporated by reference to Exhibit (d)(8) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Diamond Hill Capital Management Inc. dated February 17, 2006 is incorporated by reference to Exhibit (d)(9) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (E) UNDERWRITING CONTRACTS

      (e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is incorporated by reference to Exhibit (e)(1) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (e)(2) Form of Underwriter's Dealer Agreement is incorporated by reference to Exhibit (e)(2) to the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (F) BONUS OR PROFIT SHARING CONTRACTS

      Form of Touchstone Trustee Deferred Compensation Plan is incorporated by reference to Exhibit (F) to the Registrant's Post-Effective Amendment No. 30 as filed with the SEC on March 12, 2007.

      (G) CUSTODIAN AGREEMENTS

      Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company as of July 22, 2004 is incorporated by reference to Exhibit (g) of the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

      (H) OTHER MATERIAL CONTRACTS

      (h)(1) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is incorporated by reference to Exhibit (h)(1) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (h)(2) Form of Sub-Administration Agreement between Touchstone Advisors,Inc. and Integrated Investment Services, Inc. is incorporated by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (h)(3) Form of Transfer Agency Agreement between the Registrant and Integrated Investment Services, Inc. is incorporated by reference to Exhibit
(h)(3) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (h)(4) Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Integrated Investment Services, Inc. is incorporated by reference to Exhibit
(h)(4) to the Registrant's Post-Effective Amendment No. 30 as filed with the SEC on March 12, 2007.

      (h)(5) Fidelity Bond Allocation Agreement is incorporated by reference to Exhibit (h)(5) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (h)(6) Form of Administration Fee Waiver Agreement is incorporated by reference to Exhibit (h)(6) to the Registrant's Post-Effective Amendment No. 30 as filed with the SEC on March 12, 2007.

      (I) LEGAL OPINION - Opinion and Consent of Counsel is filed herewith.

      (J) OTHER OPINIONS - NOT APPLICABLE.

      (K) OMITTED FINANCIAL STATEMENTS -NOT APPLICABLE.

      (L) INITIAL CAPITAL AGREEMENTS - NOT APPLICABLE.

      (M) RULE 12B-1 PLAN

      (m)(1) Amended and Restated Distribution and Shareholder Services Plan with respect to the Class II Shares is incorporated by reference to Exhibit
(m)(1) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (m)(2) Distribution and Shareholder Services Plan for Class A Shares is incorporated by reference to Exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (m)(3) Distribution and Shareholder Services Plan for Class C Shares is incorporated by reference to Exhibit (m)(3)of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (m)(4) Shareholder Services Plan for Class Z Shares is incorporated by reference to Exhibit (m)(4) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (N) RULE 18F-3 PLAN

      (n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is incorporated by reference to Exhibit (n)(1) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

      (O) RESERVED - NOT APPLICABLE.

      (P) CODE OF ETHICS

      (p)(1) Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

      (p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is incorporated by reference to Exhibit (p)(2) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (p)(3) Code of Ethics for Turner Investment Partners, Inc. is incorporated by reference to Exhibit (p)(3) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

      (p)(4) Code of Ethics for Clover Capital Management, Inc. is incorporated by reference to Exhibit (p)(4) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

      (p)(5) Code of Ethics for Chartwell Investment Partners is incorporated by reference to Exhibit (p)(5) to the Registrant's Post-Effective Amendment No. 17 as filed with the SEC on February 5, 2004.

      (p)(6) Code of Ethics for Pitcairn Investment Management is incorporated by reference to Exhibit (p)(8) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

      (p)(7) Code of Ethics for Sands Capital Management is incorporated by reference to Exhibit (p)(12) to the Registrant's Post-Effective Amendment No. 21 as filed with the SEC on August 6, 2004.

      (p)(8) Code of Ethics for AXA Rosenberg Investment Management is incorporated by reference to Exhibit (p) (9) to the Registrant's Post-Effective Amendment No. 27 as filed with the SEC on January 30, 2006.

      (p)(9) Code of Ethics for Diamond Hill Capital Management, Inc. is incorporated by reference to Exhibit (p)(10) of the Registrant's Post-Effective Amendment No. 29 as filed with the SEC on February 1, 2007.

            POWERS OF ATTORNEY

      (q)(1) Powers of Attorney for Phillip R. Cox, Donald C. Siekmann, Robert
E. Stautberg and Jill T. McGruder are incorporated by reference to Exhibit
(q)(1) to the Registrant's Post-Effective Amendment No. 28 as filed with the SEC on September 21, 2006.

      (q)(2) Powers of Attorney for John F. Barrett, Richard L. Brenan, H. Jerome Lerner and John P. Zanotti are incorporated by reference to Exhibit
(q)(2) to the Registrant's Post-Effective Amendment No. 30 as filed with the SEC on March 12, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

            None

ITEM 25. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Trust. The Advisor also serves as the investment adviser to Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Institutional Portfolios, registered investment companies.

      The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

            (1) Jill T. McGruder, Director

                  (a) A Director of Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer, IFS Fund Distributors, Inc., a broker-dealer, and Touchstone Securities, Inc., a broker-dealer.

                  (b) President and a Director of IFS Agency Services, Inc.* an insurance agency, W&S Financial Group Distributors, Inc.*, an insurance agency and IFS Systems, Inc.*, an information systems provider.

                  (c) Senior Vice President of The Western & Southern Life Insurance Company*, an insurance company.

                  (d) Senior Vice President and Director of W&S Brokerage Services, Inc.*, a broker-dealer.

                  (e) President and Trustee of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

            (2) James H. Grifo, President

                  (a) President of Touchstone Securities, Inc.

                  (b) Vice President of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

            (3) Patricia J. Wilson, Chief Compliance Officer

                  (a) Chief Compliance Officer of Touchstone Securities, Inc.

            (4) Donald J. Wuebbling, Chief Legal Officer/Secretary/Director

                  (a) Director of Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., IFS Systems, Inc., Capital Analysts Incorporated, Integrity Life Insurance Company, National Integrity Life Insurance Company and WestAd Inc.*

                  (b) Senior Vice President and General Counsel of The Western and Southern Life Insurance Company

                  (c) Senior Vice President and Director of W&S Brokerage Services, Inc., a broker-dealer

                  (d) Senior Vice President and Secretary of Columbus Life Insurance Company, 400 East Fourth Street, Cincinnati, Ohio 45202

                  (e) Secretary and a Director of Eagle Realty Group, LLC, 421 East Fourth Street, Cincinnati, OH 45202, IFS Financial Services, Inc. and Fort Washington Investment Advisors, Inc.

                  (f) Assistant Secretary and a Director of Eagle Realty Investments, Inc., 421 East Fourth Street, Cincinnati, OH 45202

            (5) Richard K. Taulbee, Vice President

                  (a) Vice President of IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc., Touchstone Securities, Inc., Capital Analysts Incorporated, Eagle Realty Investments, Inc., Fort Washington Brokerage Services, Inc., IFS Fund Distributors, Inc., IFS Systems, Inc., WestAd Inc., The Western and Southern Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

                  (b) Assistant Treasurer of Fort Washington Investment Advisors, Inc. and Columbus Life Insurance Company

            (6) James J. Vance, Vice President & Treasurer

                  (a) Vice President & Treasurer of The Western and Southern Life Insurance Company, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.,IFS Systems, Inc., Touchstone Securities, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., Integrity Life Insurance Company, National Integrity Life Insurance Company and WestAd Inc.

                  (b) Treasurer of Fort Washington Brokerage Services, Inc.

            (7) Terrie A. Wiedenheft - Chief Financial Officer

                  (a) Senior Vice President, Chief Financial Officer and Treasurer of IFS Fund Distributors, Inc.

                  (b) Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, and Touchstone Securities, Inc.

                  (c) Treasurer & Controller of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

                  (d) Senior Vice President and Chief Financial Officer of Fort Washington Investment Advisors, Inc.

                  (e) Senior Vice President and Chief Financial Officer of W & S Brokerage Services, Inc.

                  (f) Assistant Treasurer of Fort Washington Capital Partners, LLC.

            (8) James N. Clark - Director

                  (a) A Director of The Western and Southern Life Insurance Company, Western-Southern Life Assurance Company, Western & Southern Financial Group, Inc., Columbus Life Insurance Company, Eagle Realty Group, LLC, Eagle Realty Investments, Inc., IFS Agency Services, Inc., IFS Systems, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc. and Capital Analysts Incorporated.

                  (b) Director and Secretary of WestAd Inc.

            (9) William A. Dent, Senior Vice President, Product Management and Marketing

                  (a) Vice President of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

Turner Investment Partners, Inc.
---------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Touchstone Healthcare & Biotechnology and Touchstone Mid Cap Funds and one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------
Thomas R. Trala                   Turner Funds              President
Chief Financial and Operating
Officer, Secretary
                                  Turner Investment         Board Member &Chief
                                  Partners Pty. Ltd.        Operating Officer

                                  Turner Investment         Board Member,
                                  Management LLC            President & Chief
                                                            Operating Officer &
                                                            Treasurer

Mark D. Turner                    Turner Investment         Chairman
Vice Chairman of the Board;       Management LLC
President, Senior
Portfolio Manager

Robert E. Turner                  Turner Funds              Trustee
Chairman of the Board; Chief
Investment Officer; Chief         Turner Investment         Board Member
Executive Officer                 Partners Pty. Ltd.

                                  Bradley University        Trustee
                                  Peoria, IL

                                  The Crossroads School     Trustee
                                  Paoli, PA

                                  City Team Ministries      Trustee
                                  Chester, PA

Clover Capital Management, Inc.
-------------------------------

Clover Capital Management, Inc. ("Clover") is the investment sub-adviser for the Touchstone Value Opportunities, Touchstone Diversified Small Cap Value and Touchstone Clover Core Fixed Income Funds. The principal address of Clover is 400 Meridian Centre, Ste 200, Rochester, NY 14618. Clover is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Clover has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------

James G. Gould                    Alesco Advisors LLC       President, Director
Director

Stephen Carl                      CPAC, Inc.                 Director
Chief Operating Officer
                                  Alesco Advisors LLC        Director

Michael E. Jones                  Alesco Advisors LLC        Director
Chief Executive Officer

Chartwell Investment Partners L.P.
----------------------------------

Chartwell Investment Partners ("Chartwell") is the investment sub-adviser for the Touchstone Short Duration Fixed Income and Touchstone Ultra Short Duration Fixed Income Funds. The principal address of Chartwell is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Chartwell has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------

Edward N. Antoian                 Zeke, L.P.                General Partner
Managing Partner/Portfolio
Manager

Pitcairn Investment Management
------------------------------

Pitcairn Investment Management ("Pitcairn") is the investment sub-adviser for the Touchstone Diversified Value, Touchstone Pitcairn Select Value, Touchstone Diversified Growth, Touchstone Small Cap, Touchstone Family Heritage(R), Touchstone Pitcairn Taxable Bond and Touchstone Pitcairn Tax-Exempt Bond Funds. The principal address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. Pitcairn is an investment adviser registered under the Advisers Act. Pitcairn is a "separately identifiable division" (within the meaning of that term in section 202(a)(11)(A) of the Advisers Act) of Pitcairn Trust Company ("PTC"). For the past two fiscal years, no director, officer or partner of Pitcairn has been engaged in any other business or profession of a substantial nature, except to the extent that they have also served PTC in the same or similar capacities.

Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1100 Wilson Blvd., Suite 3050, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------

Robert C. Puff, Jr.               Affiliated Managers       Director
Director                          Group, Inc.
                                  600 Hale Street
                                  Prides Crossing,
                                  MA 01965

AXA Rosenberg Investment Management LLC
---------------------------------------

AXA Rosenberg Investment Management ("AXA Rosenberg") serves as sub-adviser for the Touchstone International Equity Fund. The principal business address for AXA Rosenberg is 4 Orinda Way, Building E, Orinda, CA 94563. AXA Rosenberg is a registered investment adviser under the Advisers Act. No director, officer or partner of AXA Rosenberg has been engaged in any other business or profession of a substantial nature outside of AXA Rosenberg during the past two fiscal years other than in their capacities as a director of Barr Rosenberg Research Center, an affiliate of AXA Rosenberg. Stephane Prunet, Global Chief Executive Officer, is a member of the Excom of AXA IM. AXA Investments Managers (AXA IM) holds a controlling interest in AXA Rosenberg.

Diamond Hill Capital Management, Inc.
-------------------------------------

Diamond Hill Capital Management ("Diamond Hill") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address of Diamond Hill is 325 John M. McConnell Blvd., Columbus, OH 43215. Diamond Hill is a registered investment adviser under the Advisers Act. Diamond Hill also serves as advisor to its affiliated investment company, the Diamond Hill Funds. The following directors and officers of Diamond Hill have been engaged in other businesses or professions of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                      OTHER COMPANY             OTHER COMPANY
---------------                   -------------             -------------

James Laird                       Diamond Hill Funds        President
Chief Financial Officer,          Diamond Hill Securities   President
Secretary Treasurer
and Chief Compliance
Officer

Gary R. Young                     Diamond Hill Funds        Treasurer,
Controller                                                  Secretary and
                                                            Chief Compliance
                                                            Officer

James Investment Research, Inc.
-------------------------------

James Investment Research, Inc. ("JIR") serves as one of three sub-advisers for the Touchstone Small Cap Value Opportunities Fund. The principal business address is 1349 Fairground Road, Xenia, OH 45385. JIR is a registered investment adviser under the Advisers Act. JIR serves as advisor to its affiliated investment company, The James Advantage Funds. JIR also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. No director, officer or partner of JIR has been engaged in any other business or profession of a substantial nature outside of JIR during the past two fiscal years other than Barry R. James in his capacity as President of The James Advantage Funds and Thomas L. Mangan in his capacity as Vice President, Treasurer and Chief Compliance Officer and Secretary of The James Advantage Funds.

ITEM 27 PRINCIPAL UNDERWRITERS

      (a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Constellation Institutional Portfolios.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

      (b)
                                  POSITION WITH              POSITION WITH
              NAME                UNDERWRITER                REGISTRANT
        ---------------------------------------------------------------------
        James H. Grifo             President                Vice President
        Jill T. McGruder           Director                 Trustee/President
        James N. Clark*            Director                       None
        Donald J. Wuebbling*       Director                       None
        Patricia J. Wilson         Chief Compliance               None
                                   Officer
        Richard K. Taulbee*        Vice President                 None
        James J. Vance*            Vice President &               None
                                   Treasurer
        Terrie A. Wiedenheft       Chief Financial       Controller/Treasurer
                                   Officer

      (c) None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

            PFPC Trust Company
            8800 Tinicum Blvd, 3rd Floor
            Philadelphia, PA 19153

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH 45202

            Integrated Investment Services, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),the required books and records are maintained at the principal offices of the Registrant's Advisers:

            Turner Investment Partners, Inc.
            1205 Westlakes Drive, Suite 100
            Berwyn, PA 19312

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH  45202

            Clover Capital Management, Inc.
            400 Meridian Centre, Ste 200
            Rochester, NY 14618

            Chartwell Investment Partners
            1235 Westlakes Drive, Suite 400
            Berwyn, PA 19312

            Pitcairn Investment Management
            One Pitcairn Place, Suite 3000
            165 Township Line Road
            Jenkintown, PA 19046

            Sands Capital Management, LLC
            1100 Wilson Blvd, Suite 3050
            Arlington, VA 22209

            AXA Rosenberg Investment Management LLC
            4 Orinda Way, Building E
            Orinda, CA  94563

            Diamond Hill Capital Management, Inc.
            325 John H. McConnell Blvd., Suite 200
            Columbus, OH  43215

            James Investment Research, Inc.
            1349 Fairground Road
            Xenia, OH  45385

ITEM 29. MANAGEMENT SERVICES: NONE

ITEM 30. UNDERTAKINGS: NONE

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 31 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati, State of Ohio on the 21st day of May, 2007.

                                          TOUCHSTONE FUNDS GROUP TRUST

                                          By: /s/ Jill T. McGruder
                                          --------------------------------------
                                          Jill T. McGruder
                                          President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         *                                    Trustee               May 21, 2007
----------------------------
Phillip R. Cox

         *                                    Trustee               May 21, 2007
----------------------------
Robert E. Stautberg

         *                                    Trustee               May 21, 2007
----------------------------
Donald C. Siekmann

         *                                    Trustee               May 21, 2007
----------------------------
John F. Barrett

         *                                    Trustee               May 21, 2007
----------------------------
Richard L. Brenan

         *                                    Trustee               May 21, 2007
-----------------------------
H. Jerome Lerner

         *                                    Trustee               May 21, 2007
-----------------------------
John P. Zanotti

/s/ Jill T. McGruder                          Trustee and           May 21, 2007
-----------------------------                 President
Jill T. McGruder

/s/ Terrie A. Wiedenheft                      Controller and        May 21, 2007
-----------------------------                 Treasurer
Terrie A. Wiedenheft

* By: /s/ Jay S. Fitton
      -----------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

1.    Opinion of Counsel (I)